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                                                                   Exhibit 10.29



Translation from Russian

A 002743                    Ministry of Communications
                            of the Russian Federation

                                     License
                                    No. 5958



The Ministry of Communications of the Russian Federation, in accordance with the Law covering communications in the Russian Federation, permits the implementation of communications activities to the

                        Corporation "Investelektrosvyaz"

Legal address:
            117526, city of Moscow, Street of 26 Bakinsky Commissars, Building 12, Section 1, Management Premises.


Type of activity:
            To provide services to local, intrazonal and intercity telephone communications.


            The terms for the realization of this type of activity, and the territory, are specified in the attached document which is an integral part of this license.


Active period of the license                                     up to 2-21-2002

Start of providing service (no later than)                             2-21-1998

Date of registration of the license in the
United Register of Licensing for Communications                        2-21-1997


First Deputy of the Federal
Ministry of Communications            /signature/                 A. Ye. Krupnov

                        /Seal of/  Ministry of Communications
                                   of the Russian Federation
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              Ministry of Communications of the Russian Federation

                    Terms of the Implementation of Activities
                       in Accordance with License No. 5958


            1. The Corporation "Investelektrosvyaz", Licensee of this License, is authorized to provide local, interzonal and intercity telephone communications networks for public use in the territory indicated in paragraph
37. The overall installed capacity of the communications network of the Licensee is not less than 20,000 numbers.

            The distribution of the Licensee's network capacity in the territory's regions of activity is in accordance with paragraph 37.

            2. By the end of the sixth year of operations the Licensee must guarantee to bring into service not less than 70% of the capacity indicated in paragraph 1 of this License.

            3. The Licensee must provide services in the Licensee's territory to any person who requires such services, in accordance with the availability of appropriate technical resources.

            Services may be denied or cancelled under the following circumstances:

            - Providing the services may create a threat to the security and defensive capabilities of the state and the health and security of people.

            - It may be impossible to provide services in view of some kind of physical, topographic or other natural obstacles.

            - The user, without substantive grounds, does not agree with the terms for the provision of services and, at the same time, does not pay for the services provided.

            - The user utilizes, or intends to utilize, the communications equipment for any type of illegal goals, or receives the services of the network by illegal means, operates the equipment provided in violation of the rules for technical operation, or utilizes uncertified equipment.

            The denial in each specific case must be well-founded.

            4. The connection of the Licensee's communications network to the

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general use communications network of the Russian Federation is established at the level of the local telephone network in accordance with the technical terms, as specified in paragraph 37.

            Other operators of general use communications networks having a license for the provision of services for local telephone networks in the specified territory are permitted, in accordance with technical conditions, to connect to the general use communications network of the Russian Federation, provided that they conform with prevailing norms and rules for the passage of traffic.

            Other communications networks may not connect with the communications network of the Licensee with the aim of assuring an outlet for the users of these networks to the general use communications network of the Russian Federation.

            The Licensee must participate in the proportional development of general use communications networks of the Russian Federation. After the form, size and procedure for the allocation of investment to this goal shall be determined, the Licensee shall be so informed.

            The Licensee has the right to rent the communications channels and physical circuits of the general use communications network of the Russian Federation in accordance with the tariffs in effect for that specific category of user.

            5. The connection of the Licensee's communications network's technical equipment to the general use communications network of the Russian Federation, and also of their operation, are effected in accordance with the prevailing norms established by the Ministry of Communications of the Russian Federation.

            6. The provision of telephone communications services, in accordance with this License, with the use of radio-relay systems of transmission is permitted after receiving approval from the State Supervisor for Communications of the Russian Federation for the utilization of working frequencies.

            7. The application in the subscriber sector of a radio attenuator network, functioning only in the 330 megahertz band, is permitted in accordance with the offices of the State Supervisor for Communications of the Russian Federation for the utilization of working frequencies.

            8. In the event that switching equipment of foreign manufacture is used, its type must be adaptable to usage in the general use communications network in a specific region.

            9. The numbering in the Licensee's communications network must correspond with the numbering of the general use communications network of the

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Russian Federation.

            10. The Licensee must comply with the demands of the Ministry of Communications of the Russian Federation for the orderly passage of traffic and the provision of services.

            In instances specified by legislation of the Russian Federation the centralized management of the Licensee's communications networks is implemented directly by the Ministry of Communications of the Russian Federation.

            11. The provision of services for intercity and international telephone communications to the users of the Licensee's network is effected only within the general use communications network.

            12. Public payphones must be installed in the Licensee's zone of activity. The distribution density of payphones in the local telephone service is determined by the Licensee depending on the density of telephones and the density of the population and must be coordinated with local administrative organs, in accordance with paragraph 37.

            13. The Licensee shall settle the accounts for traffic in accordance with established procedures.

            14. The Licensee must provide communications services, as specified in this License, 24 hours a day, every day, with the exception of interruptions necessary to conduct needed preventive maintenance and repair work which shall be scheduled for the times when they will impose the least damage to the user.

            15. The Licensee must provide the communications services to users in accordance with standards for quality, technical norms, certifications, and the terms of the agreement for the provision of communications services.

            16. The Licensee bears a responsibility to clients in the event of nonperformance or improper performance of its obligations in procedures and scale, as specified by current legislation of the Russian Federation.

            17. The creation of the Licensee's communications network is permitted only by the existing design documentation, which has been developed in accordance with Construction Standards and Rules and Departmental Standards for Technological Design (CS&R, DSTD), employed in the Russian Federation and in compliance with established procedure.

            18. The tariffs for the communications services are established on a contractual basis.

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            In those cases where the legislation of the Russian Federation pertains to separate types of communications services rendered by communications enterprises, the tariffs may be regulated by the state.

            The summoning of urgent operational services (fire department, police, emergency medical aid, emergency gas repair services, mountain rescue services, and others) by all physical and juridicial individuals/entities is performed free of charge.

            The payment for internetwork connections is established on the basis of contracts, terms and conditions agreed to between the respective network enterprises. Disagreements on these matters are examined in a court of law or in an arbitration court.

            Users are not charged for calls if the connection is not made.

            19. Expenses relating to the design and construction of the Licensee's communications network, its connection to the general use communications network of the Russian Federation, the settlement of accounts with the general use communications network of the Russian Federation, are effected at the expense of the Licensee.

            20. At times of natural calamities, quarantines and other emergency situations, as provided for in legislation of the Russian Federation, the appropriate authorized state organs have the right to priority of usage and also to suspend the operations of the Licensee's networks and means of communications.

            21. The Licensee must provide absolute priority to all reports relating to the safety of human life at sea, on land, in the air, in outer space, and the execution of urgent measures in the area of defense, security and protection of law and order in the Russian Federation, and also reports of serious accidents, catastrophes, epidemics, epizootics and spontaneous disasters.

            22. Preferences and priorities may be established according to efficiency of usage and the size of payments for communications services, for individual categories of officials in state organs, diplomatic and consular representatives of foreign states, representatives of international organizations, and also individual groups of citizens utilizing the electric communications.

            The enumeration of preferences and also the categories of officials and citizens who have the right to preferences and priorities is determined by legislation of the Russian Federation and the legal rules established by acts of subordinate departments of the Russian Federation, and also by international treaties and


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agreements of the Russian Federation.

            23. The Licensee must ensure the observance of secrecy in communications.

            Information concerning reports transmitted over the Licensee's communications network, and also the reports themselves, may be given only to the senders and receivers or their legal representatives.

            Tapping telephone conversations, familiarization with reports over the electric communications network, the receiving of information concerning them, and also other restricted secrets of the communications network, are permitted only in accordance with prevailing legislation of the Russian Federation.

            24. The Licensee must not obstruct the work of employees of the Supervisor for Communications of the Russian Federation in testing the technical parameters of the communications network and, if necessary, must ensure that such employees are allowed access to their measuring apparatus in order to use it in this work.

            25. The Licensee, during development, creation and operation of the communications network, must, in accordance with legislation of the Russian Federation, provide assistance to organs effecting operational-search activities to enable them to execute operational-search measures on the communications network, and to take measures to ban the revealing of organizational and tactical methods in the execution of the specified measures.

            If the communications network is used for criminal goals which inflict damage to the interests of individuals, society and the state, the appropriate authorized state organs; in accordance with legislation of the Russian Federation, have the right to suspend the operation of the network and the Licensee's means of communications.

            The connection of users must be effected after fulfilling demands in accordance with the Law of the Russian Federation "Concerning operational-search activity in the Russian Federation."

            26. The Licensee must take measures to avert unauthorized interference in the management of the created network and the unauthorized control over its functions.

            27. Usage of the technical facilities of the communications network is permitted with the availability of a certificate from the Ministry of Communications of the Russian Federation.

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            28. The initiation of communications services, in accordance with this License, is possible only with the permission of the office of the State Supervisor for Communications of the Russian Federation for the Operation of the Network.

            29. The Licensee must provide, free of charge, governmental electro-communications in accordance with the procedures established by the Ministry of Communications of the Russian Federation.

            30. The Licensee, as required by the Ministry of Communications of the Russian Federation, provides information concerning the technical condition and the long-range development of the created technical facilities, terms for the supply of the communications services, and the current tariffs.

            31. The License shall be regulated, interpreted and utilized in accordance with current legislation of the Russian Federation.

            32. The Licensee must effect its operations in accordance with current legislation of the Russian Federation and the normative acts enacted by the Ministry of Communications of the Russian Federation.

            33. The Ministry of Communications of the Russian Federation reserves to itself the right to make changes and additions to the License in accordance with changes in current legislation of the Russian Federation.

            34. The Licensee must submit to local statistical organs and to the Ministry of Communications of the Russian Federation periodic and annual state statistical reports regarding the communications network in accordance with the procedure established by the State Committee of the Russian Federation for Statistics.

            The violation of the procedure for the submission of statistical reports entails administrative responsibility in accordance with current legislation.

            35. The License cannot be transferred to another party.

            36. The License must be registered within a 30-day period after it has been issued at the territorial administration of the offices of the State Supervisor for Communications in the Russian Federation.

            In the event of a change in the mailing address, bank accounts, and the telephone number, the Licensee must, within one week, so inform the Ministry of Communications of the Russian Federation and the territorial administration of the offices of the State Supervisor for Communications in the Russian Federation.

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            37. Licensee's territory of operations:

          No. of          Regions                                            Capacity,                   Operator Authorizing
          Corp.                                                              Numbers                     Connections/Install.
-----------------------------------------------------------------------------------------------------------------------------------

            1             c. of Moscow                                       10,000                      City of Moscow
                                                                                                         Telephone Network
                                                                                                         Corporation

            2             c. of St. Petersburg                                2,000                      Petersburg Telephone
                                                                                                         Network Corporation


            3             c. of Novosibirsk                                   2,000                      City of Novosibirsk
                                                                                                         Telephone Network Corp.


            4             c. of Nizhny                                        2,000                      "Svyazinform" Corp.,
                          Novgorod                                                                       Nizhny Novgorod Region


            5             c. of Ekaterinburg                                  2,000                      City of Ekaterinburg
                                                                                                         Telephone Network Corp.


            6             Moscow Region                                       2,000                      "Electrosvyaz" Corp.
                                                                                                         of the Moscow Region

First Deputy of the           /Seal of/
Federal Ministry of           Ministry of            /Signature/  A. Ye. Krupnov
Communications                Comm. of the
                              Russian Fed.



Chief of Department for the                          /Signature/ N. M. Popov
Organization of Licensing Tasks

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                                                                      Copy No. 1

Military Department                          To the Deputy Chairman of the
            - 32152 -                        State Commission on Radio Fre-
           May 5, 1997                       quencies at the Ministry of
           No. 1/15/374                      Communications of the Russian
           City of Moscow                    Federation, 103091, city of
                                             Moscow, Delegat Street, 5

Regarding No. 663 of April 8, 1997

Military Department 32152 does not object to the assignment of radio frequencies 1350-1530 MHz to the "Investelekrosvyaz" Corporation for their purchase of the "MultiGain Wireless" system dedicated for use in the territory of Moscow and the Moscow Region.

The establishment of the station must be realized in accordance with the Statute confirmed by the Decree of the Government of the Russian Federation of June 5, 1994, No. 643.

First Deputy of the Department Commander /sig./ O. V. Ivanov

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